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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 05, 1997

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



  British Columbia, Canada             0-18429                 98-0121376
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)





 4126 Norland Avenue, Burnaby, British Columbia                 V5G 3S8
-------------------------------------------------------------------------------
    (Address of principal executive offices)                  (zip code)


Registrant's telephone number, including area code   604-299-9321
                                                  -----------------------------


                                       N/A
                                       --------------------------------
          (Former name or former address, if changed since last report)





                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5
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ITEM 5.     OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibit No.       Description
            -----------       -----------

            Exhibit 99        The Loewen Group Inc. Press Release dated
                              May 05, 1997


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 05, 1997

                                            THE LOEWEN GROUP INC.



                                            By: /s/ PETER S. HYNDMAN
                                               -----------------------------
                                            Name:  Peter S. Hyndman
                                            Title:   Corporate Secretary



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                                  EXHIBIT INDEX





                                                                  Sequential
Number            Exhibit                                         Page Number
------            -------                                         -----------

99                The Loewen Group Inc.                                4
                  Press Release dated May 05, 1997